January 2020 Pope resources acquisition Exhibit 99.2

Forward-Looking Statements Forward-Looking Statements - Certain statements in this presentation regarding anticipated financial outcomes including Rayonier’s earnings guidance, if any, business and market conditions, outlook, expected dividend rate, Rayonier’s business strategies, including expected harvest schedules, timberland acquisitions, sales of non-strategic timberlands, the anticipated benefits of Rayonier’s business strategies, and other similar statements relating to Rayonier’s future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings; entry of new competitors into our markets; changes in global economic conditions and world events; fluctuations in demand for our products in Asia, and especially China; various lawsuits relating to matters arising out of our previously announced internal review and restatement of our consolidated financial statements; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging and trucking services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions; changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect our timberlands and the production, distribution and availability of our products; interest rate and currency movements; our capacity to incur additional debt; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust (“REIT”) and changes in tax laws that could adversely affect beneficial tax treatment; the cyclical nature of the real estate business generally; a delayed or weak recovery in the housing market; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida, which also may be affected by changes in law, policy and political factors beyond our control; unexpected delays in the entry into or closing of real estate transactions; changes in environmental laws and regulations that may restrict or adversely impact our ability to sell or develop properties; the timing of construction and availability of public infrastructure; and the availability of financing for real estate development and mortgage loans. For additional factors that could impact future results, please see Item 1A - Risk Factors in the Company’s most recent Annual Report on Form 10-K and similar discussion included in other reports that we subsequently file with the Securities and Exchange Commission (“SEC”). Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law. You are advised, however, to review any further disclosures we make on related subjects in our subsequent reports filed with the SEC. Non-GAAP Financial Measures - To supplement Rayonier’s financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Rayonier uses certain non-GAAP measures, including “cash available for distribution,” and “Adjusted EBITDA,” which are defined and further explained in this communication. Reconciliation of such measures to the nearest GAAP measures can also be found in this communication. Rayonier’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. These non-GAAP measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP.

Forward-Looking Statements (continued) Important Additional Information and Where to Find It - In connection with the proposed merger, Rayonier and its subsidiary, Rayonier Operating Partnership LP, will file with the SEC a registration statement on Form S-4 to register the shares of Rayonier common stock and units representing partnership interests in Rayonier Operating Partnership LP to be issued in connection with the merger. The registration statement will include a proxy statement/prospectus which will be sent to the stockholders of Pope Resources seeking their approval of the merger-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RAYONIER, POPE RESOURCES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Rayonier at its website, www.rayonier.com, or from Pope Resources at its website, www.poperesources.com. Documents filed with the SEC by Rayonier will be available free of charge by accessing Rayonier’s website at www.rayonier.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to Rayonier at 1 Rayonier Way, Wildlight, FL 32097, and documents filed with the SEC by Pope Resources will be available free of charge by accessing Pope Resources’ website at www.poperesources.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to Pope Resources at 19950 Seventh Avenue NE, Suite 200, Poulsbo, WA 98370. Participants in the Solicitation - Rayonier and Pope Resources and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Pope Resources in respect of the proposed transaction under the rules of the SEC. Information about Pope Resources’ directors and executive officers is available in Pope Resources’ Annual Report on Form 10-K and certain of its Current Reports on Form 8-K. Information about Rayonier’s directors and executive officers is available in Rayonier’s proxy statement dated April 1, 2019 for its 2019 Annual Meeting of Stockholders, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Rayonier or Pope Resources using the sources indicated above. No Offer or Solicitation - This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Rayonier to Acquire Pope Resources

Rayonier + POPE = **Stronger Company**

Strategic Benefits	Financial Benefits

Strategic Benefits

- Significantly expands the scale of Rayonier's Pacific Northwest timberland portfolio
  - Adds 125k[1] acres of fee ownership
  - Increases PNW sustainable yield by 57 MMBF
- Significantly improves quality of Rayonier's Pacific Northwest portfolio
  - Increases proportion of Douglas-fir merchantable inventory from 60% to 68%
  - Increases proportion of ground-based logging, with significantly lower operating costs
  - Improves geographic and log market diversity
- Adds 17k "look-through"[2] acres from timber fund business
- Opportunity to leverage regional expertise in silvicultural practices, log marketing and logistics
- Enhances pipeline of value-added HBU and real estate development opportunities

Financial Benefits

- Expected synergies of $5 million[3] annually
  - Reduction of overhead expenses
  - Elimination of redundant public company costs
- Improves PNW cash flow per acre due to strong markets, favorable species mix and lower operating costs
- Expected five-year average annual financial impact:
  - Adjusted EBITDA*: +$38 million
  - CAD*: +$25 million
- Expected to be accretive to CAD* / share in first full year[3]
- Limits incremental leverage with minimum equity consideration of 70%
  - Opportunity to reduce debt through portfolio optimization / large dispositions
- UPREIT structure offers tax deferral option for Pope unitholders and facilitates future timberland acquisition opportunities for Rayonier

(1) Includes approx. 6,000 acres representing long-term timber deeds, timber reservations from prior land sales, and lands located within real estate project areas.
(2) "Look-through" represents pro-rata ownership of the funds.
(3) Excludes transaction costs and costs required to achieve synergies.
* Non-GAAP measure (see Appendix for definitions).

Rayonier
Investor Presentation | January 2020
3

Summary of Transaction & Key Terms (1)Based on Pope Resources units outstanding of 4.367 million (as of 1/14/20) and net debt of $91.5 million (as of 9/30/19). Assumes 70% of units are exchanged for equity consideration and 30% of units are exchanged for cash consideration. Rayonier value per share / OP unit based on 10-day VWAP of $32.51 (as of 1/14/20). Structure Acquisition by merger Structured as UPREIT to allow Pope unitholders to elect OP units to defer capital gain Consideration Each limited partnership unit of Pope Resources will be converted into: 3.929 common shares of Rayonier; 3.929 units of Rayonier Operating Partnership LP; or $125 in cash General partner entities of Pope Resources will be acquired for $10 million cash Proration Mechanism Elections subject to proration to ensure that aggregate consideration issued in the merger would be equal to amounts issued as if every Pope Resources unit received 2.751 Rayonier common shares or Rayonier operating partnership units and $37.50 in cash If elections for Rayonier common shares and operating partnership units (collectively) are oversubscribed, then Rayonier may in its discretion increase the amount of equity (and decrease the amount of cash) in the transaction Implied Valuation Limited partnership equity:$554 million (or $126.91 per unit)(1) Total partnership equity:$564 million (including GP consideration)(1) Total enterprise value:$656 million (net debt of $91.5 million)(1) Timing & Approvals Pope unitholder vote required to approve transaction (majority of outstanding units) Other customary closing conditions, including regulatory approval Expected to close in mid-2020 Transaction Support Transaction unanimously approved by boards of directors of both companies as well as the special committee of Pope’s board composed solely of independent directors Unitholders affiliated with general partner entities, representing 16% of outstanding units, have entered into voting agreements to vote in favor of the merger Capital Structure Cash consideration limited to 30% of Pope limited partnership units (or $164 million) to preserve balance sheet and capital allocation flexibility Rayonier remains committed to maintaining investment grade credit rating

Pope Resources – Company Overview

POPE

Partnership Timberland

- 125k acres[1] in western WA
- Highly productive timberlands located in strong and diverse log markets
- Sustainable yield of 57 MMBF annually
- Proportion of Douglas-fir merchantable volume 83%[2]
- Enterprise value implies average fee timberland value of ~$4,200/acre

Fund Mgmt. / Co-Investment

- Three funds managed by Olympic Resource Mgmt., a Pope subsidiary
- 141k acres in the Pacific Northwest
- Current AUM of $545 million[3]
- Weighted-avg. co-investment of 12% equates to 17k "look-through" acres
- Pro-rata appraised value of $65 million (or $59 million, net of fund debt)

Real Estate / HBU

- Five development projects in the Seattle MSA (west Puget Sound area)
- Strong pipeline of conservation easement and rural land sales driven by proximity to Seattle MSA
- Strong track record of adding value to timberland portfolio

Q3 2019 LTM Adjusted EBITDA* Breakdown[4]

Q3 2019 LTM $34.9 Million



Consolidated Funds EBITDA
$6.7
$12.3
$24.4
Partnership Timber
Funds Timber
Funds Mgmt.
Real Estate

Indicative Enterprise Value Breakdown

Total Enterprise Value $656 Million



4%
7%
9%
80%
Partnership Timber
Fund Co-Investment
Real Estate / HBU
Other

(1) Includes approx. 6,000 acres representing long-term timber deeds, timber reservations from prior land sales, and lands located within real estate project areas.
(2) Pope partnership / fee timber 35+ year old merchantable volume projected as of 12/31/2019.
(3) Based on most recent third-party appraised values.
(4) Pie chart excludes corporate segment expenses of ($9.0mm). Funds Timber based on consolidated results as reported.
* Non-GAAP measure (See Appendix for definitions and reconciliation.)

Rayonier
Investor Presentation | January 2020
5

Pope Timberlands Complement Existing PNW Ownership Western Washington and NW Oregon Ownership Pope Resources’ timberlands are in strong and diverse log markets that overlap with Rayonier’s existing customer base, providing scale benefits and operational efficiencies. SW Oregon and Northern California Ownership

RYN 12% 14% 15% 11% 8% 10% 16% 15% POPE 14% 8% 10% 10% 14% 7% 16% 21% Pope Timberlands Significantly Enhance Rayonier Portfolio Pro Forma Sustainable Yield (1) Pope Resources’ partnership timberland complements Rayonier’s existing age-class distribution and materially upgrades the quality of our Pacific Northwest portfolio. See definition of sustainable yield in Rayonier’s most recent Form 10-K. Rayonier age class and 35+ year old merchantable volume projected as of 09/30/19. Pope age class and 35+ year old merchantable volume represents partnership / fee timber only and is projected as of 12/31/19. Merchantable Volume Species Mix (2) % Productive Forest Acres and % by Age-Class (2) (000 Acres) (MMBF / year) 178 57 235

Pope Timberlands Generate Strong EBITDA vs. Peers Northwest EBITDA* / Ton Pope Resources’ timberlands generate strong EBITDA* per ton and EBITDA* per acre, driven by an older age-class distribution, favorable species mix, lower logging costs and strong non-timber income. Source:WY EBITDA based on historical public filings, excludes PCL contribution in 2012 – 2015; Pope EBITDA based on historical public filings. Volume and acreage data for all peers based on historical public filings; assumes 8.0 tons per MBF for Pope. * Non-GAAP measure (see Appendix for definitions and RYN reconciliations). Northwest Rate of Harvest Northwest EBITDA* / Acre ($ per ton harvested) (tons per acre per year) ($ per acre)

Overview of Pope Fund Business & Co-Investment (1) Source: Pope Resources May 2019 Investor Presentation. Three separate funds comprising 141,000 total acres Current AUM of $545 million based on most recent third-party appraisals Implied value of Pope co-investment: $59 million (net of fund debt) Attractive fund management business: Annual management fee revenue of $4 million Accrued carried interest incentive fee of $12 million (1) Strong track record of raising capital from institutional investors Funds organized to operate for specific term following drawdown period Pope has discretion over investment and disposition timing within fund life Fund Business Overview Asset Overview by Fund

Overview of Pope Real Estate Development Business

Pope Real Estate Portfolio Location Map


Port Gamble
5
Kingston
4
Poulsbo - Corporate HQ
101
3
99
Seattle Metro Area
520
3
Bainbridge
5
2
Bremerton
16
Gig Harbor
1
Pope Real Estate
Pope Fee Timberlands
Auto Ferry
Foot-only Ferry
0
2.5
5 Miles

Active and Planned Real Estate Projects

1. Gig Harbor – Successful mixed-use community in final stages of development; remaining parcel is an 18.5-acre commercial property.
2. Bremerton – approx. 8-acre business park.
3. Bainbridge – JV partner in multi-family apartment and townhome project.
4. Kingston – Planned 751-unit residential community in Kingston; anticipating 2021-22 launch.
5. Port Gamble – company-owned town and prior mill site; future plans for mixed-use development project.

Pope has 67k acres within a 2-hour drive of downtown Seattle, one of the fastest growing job and housing markets in the U.S. New foot-only ferry allows greater connectivity to Seattle, thereby increasing accessibility. Conservation easement and rural HBU opportunities provide upside with minimal incremental capital.

Pope Resources' real estate portfolio is well-positioned to capitalize on Seattle's growing population, job and housing markets.

Rayonier
Investor Presentation | January 2020
10

Appendix

Overview of UPREIT Structure Substantially all of the assets of the REIT are owned through an operating partnership (OP) UPREIT allows Pope unitholders to transfer interests to the REIT without current taxation OP Units can be converted to cash or REIT shares (at Rayonier’s option), subject to certain restrictions, including 60-day notice period OP Units receive the same distribution per unit as dividends paid on REIT common stock UPREIT facilitates future acquisition opportunities for Rayonier Timberland owners can transfer either their interests in an existing partnership or their properties to the OP on a tax-deferred basis. UPREIT Overview The UPREIT structure will allow Pope Resources unitholders to defer capital gain recognition on units exchanged for operating partnership units. Pro Forma Organizational Structure Public Shareholders (including Legacy POPE Unitholders) REIT Operating Partnership Asset Owning LLCs MLP TRS Legacy POPE Unitholders Legend REIT or C-Corp Partnership Disregarded Entity

Definitions of Non-GAAP Measures Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and improved development, non-operating income and expense, costs related to shareholder litigation, the gain on foreign currency derivatives, Large Dispositions, internal review and restatement costs, costs related to spin-off of the Performance Fibers business, the gain related to the consolidation of the New Zealand joint venture and discontinued operations. Adjusted EBITDA is a non-GAAP measure that management uses to make strategic decisions about the business and that investors can use to evaluate the operational performance of the assets under management. It removes the impact of specific items that management believes do not directly reflect the core business operations on an ongoing basis. Adjusted EBITDA for the expected five-year average annual financial impact is calculated on a “look-through” basis, which combines the Partnership’s Timber and its 20%, 5%, and 15% ownership interests in Fund II, Fund III, and Fund IV, respectively. EBITDA by segment is calculated as operating income less depreciation, depletion, amortization and specific items that are not indicative of ongoing operating results. EBITDA by segment for Rayonier is equal to Adjusted EBITDA. Large Dispositions are defined as transactions involving the sale of timberland that exceed $20 million in size and do not have a demonstrable premium relative to timberland value. Cash Available for Distribution (CAD) is defined as cash provided by operating activities adjusted for capital spending (excluding timberland acquisitions and real estate development investments) and working capital and other balance sheet changes. CAD is a non-GAAP measure that management uses to measure cash generated during a period that is available for common stock dividends, distributions to the New Zealand minority shareholder, repurchase of the Company's common shares, debt reduction, strategic acquisitions and real estate development investments. CAD is not necessarily indicative of the CAD that may be generated in future periods. Last twelve months (LTM) Adjusted EBITDA is a non-GAAP financial measure and is calculated as operating income less depreciation, depletion, amortization, the non-cash cost of land and specific items that are not indicative of ongoing operating results. For purposes of this calculation LTM Adjusted EBITDA is used as an indicator of performance over the most recent twelve months.

Non-GAAP Measures*

Reconciliation of Pacific Northwest Segment Operating Income (Loss) to EBITDA

($ in millions)	2012	2013	2014	2015	2016	2017	2018
Operating Income	$20.6	$32.7	$29.5	$6.9	($4.0)	$1.1	$8.1
Depreciation, depletion & amortization	22.2	21.4	21.3	14.8	25.2	32.0	32.8
EBITDA [(1)]	$42.8	$54.1	$50.8	$21.7	$21.2	$33.1	$40.9

Reconciliation of Q3 2019 LTM Adjusted EBITDA

($ in millions)	Partnership Timber	Funds Timber	Funds Mgmt.	Real Estate	Other	Total
Operating Income	$18.9	($9.4)	$0.4	($2.5)	($9.1)	($1.7)
Depreciation, depletion & amortization	5.5	21.7	0.1	0.3	0.1	27.7
Non-cash cost of land and improved development	-	-	-	8.9	-	8.9
Adjusted EBITDA [(1)]	$24.4	$12.3	$0.5	$6.7	($9.0)	$34.9

*Rayonier has presented forward-looking statements regarding Adjusted EBITDA and Cash Available for Distribution (CAD). These non-GAAP financial measures are derived by excluding certain amounts, expenses or income from the corresponding financial measures determined in accordance with GAAP. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. We are unable to present a quantitative reconciliation of forward-looking Adjusted EBITDA and CAD to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the company's actual results and forward-looking financial data set forth above may be material.

Rayonier

(1) Non-GAAP measure (See Appendix for Definition).

Investor Presentation | January 2020

14